Fair Value Measurements	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
11. Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash and cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and assets held for sale – The estimated fair value of the Company’s vessels and equipment and assets held for sale was determined based on discounted cash flows or appraised values. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company. Other assets held for sale include working capital balances and the fair value of such amounts generally approximate their carrying value.

Loans to equity-accounted investees and joint venture partners – The fair value of the Company’s loans to joint ventures and joint venture partners approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term receivable included in accounts receivable and other assets – The fair value of the Company’s long-term loan receivable is estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the counterparty.

Long-term debt – The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company. Alternatively, if the fixed-rate and variable-rate long-term debt is held for sale the fair value is based on the estimated sales price.

Long-term obligation related to capital leases – The fair value of the Company's long-term obligation related to capital leases is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities.

Derivative instruments – The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2018		December 31, 2017
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash, cash equivalents and restricted cash	Level 1	505,639	505,639	552,174	552,174
Derivative instruments (note 15)
Interest rate swap agreements – assets(1)	Level 2	9,640	9,640	6,081	6,081
Interest rate swap agreements – liabilities(1)	Level 2	(43,175)	(43,175)	(78,560)	(78,560)
Cross currency interest swap agreements – assets(1)	Level 2	—	—	3,758	3,758
Cross currency interest swap agreements – liabilities(1)	Level 2	(29,122)	(29,122)	(54,217)	(54,217)
Foreign currency contracts	Level 2	—	—	81	81
Stock purchase warrants	Level 3	12,026	12,026	30,749	30,749
Freight forward agreements	Level 2	(57)	(57)	—	—
Non-recurring
Vessels held for sale (note 18)	Level 2	—	—	16,671	16,671
Other
Loans to equity-accounted investees	(2)	169,197	(2)	107,486	(2)
Loans to equity-accounted investees and joint venture partners – Long-term	(2)	62,207	(2)	146,420	(2)
Long-term receivable included in accounts receivable and other non-current assets (3)	Level 3	175	174	3,476	3,459
Long-term debt – public (note 8)	Level 1	(856,986)	(851,470)	(963,563)	(979,773)
Long-term debt – non-public (note 8)	Level 2	(2,462,537)	(2,395,300)	(2,454,142)	(2,421,273)
Obligations related to capital leases, including current portion (note 10)	Level 2	(1,673,845)	(1,652,345)	(1,160,457)	(1,148,989)

(1)
The fair value of the Company’s interest rate swap and cross currency swap agreements at December 31, 2018 includes $3.2 million (December 31, 2017 – $5.7 million) accrued interest expense which is recorded in accrued liabilities on the consolidated balance sheets.

(2)
In the consolidated financial statements, the Company’s loans to and equity investments in equity-accounted investees constitute the aggregate carrying value of the Company’s interests in entities accounted for by the equity method. The fair value of the individual components of such aggregate interests is not determinable.

(3)
As at December 31, 2018, the estimated fair value of the non-interest bearing receivable from Royal Dutch Shell Plc (or Shell) is based on the remaining future fixed payments as well as an estimated discount rate. The estimated fair value of this receivable as of December 31, 2018 was $0.2 million (December 31, 2017 – $3.5 million) using a discount rate of 8.0%. As there is no market rate for the equivalent of an unsecured non-interest bearing receivable from Shell, the discount rate was based on unsecured debt instruments of similar maturity held by the Company, adjusted for a liquidity premium. A higher or lower discount rate would result in a lower or higher fair value asset.

Stock purchase warrants – As at December 31, 2018, Teekay held 15.5 million Brookfield Transaction Warrants (December 31, 2017 – 14.5 million) (see Note 4). In July 2018, Brookfield transferred to Teekay an additional 1.0 million Brookfield Transaction Warrants upon Brookfield’s exercise of its option to acquire an additional 2% of ownership interests in Teekay Offshore's general partner from Teekay. The Brookfield Transaction Warrants allow the holders to acquire one common unit of Teekay Offshore for each Brookfield Transaction Warrant for an exercise price of $0.01 per common unit, which warrants become exercisable when Teekay Offshore's common unit volume-weighted average price is equal to or greater than $4.00 per common unit for 10 consecutive trading days until September 25, 2024. The fair value of the Brookfield Transaction Warrants was $11.8 million and $29.4 million on December 31, 2018 and December 31, 2017, respectively.

As of December 31, 2018, in addition to the Brookfield Transaction Warrants, Teekay held a total of 1,755,000 warrants to purchase common units of Teekay Offshore that were issued in connection with Teekay Offshore's private placement of Series D Preferred Units in June 2016 (or the Series D Warrants) with an exercise price of $4.55, which have a seven-year term. The Series D Warrants will be net settled in either cash or common units at Teekay Offshore’s option. The fair value of the Series D Warrants was $0.2 million and $1.3 million on December 31, 2018 and December 31, 2017, respectively.

The estimated fair value of the Brookfield Transaction Warrants and the Series D Warrants was determined using a Black-Scholes pricing model and is based, in part, on the historical price of common units of Teekay Offshore, the risk-free rate, vesting conditions and the historical volatility of Teekay Offshore. The estimated fair value of these Brookfield Transaction Warrants and Series D Warrants as of December 31, 2018 was based on the historical volatility of Teekay Offshore's common units of 64.1% and 56.2%, respectively, (2017 – 74.9% and 72.8%, respectively). Higher or lower volatilities would result in a higher or lower fair value of these derivative assets.

During January 2014, the Company received from TIL stock purchase warrants entitling it to purchase up to 1.5 million shares of the common stock of TIL (see Note 15). In May 2017, Teekay Tankers entered into a merger agreement with TIL (see Note 22), and in November 2017, on completion of the merger, TIL became a wholly-owned subsidiary of Teekay Tankers. Under the terms of a merger agreement, warrants to purchase or acquire shares of common stock of TIL that had not been exercised as of the effective time of the merger, were canceled. As a result, no value is recorded for these warrants in the Company's balance sheets at December 31, 2018 and 2017.

Changes in fair value during the years ended December 31, 2018 and 2017 for the Company's Brookfield Transaction Warrants, Series D Warrants and the TIL stock purchase warrants, as applicable, which are described above and are measured at fair value on the recurring basis using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31,
	2018 $	2017 $
Fair value at the beginning of the year	30,749	575
Fair value on acquisition/issuance	2,330	36,596
Unrealized loss included in earnings	(21,053)	(6,422)
Fair value at the end of the year	12,026	30,749